COMMON STOCK                                                      COMMON STOCK

   NUMBER                                                       CLASS A SHARES

                            LINKABIT WIRELESS, INC.

INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
  THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS
                                                             CUSIP 535920 10 2

THIS CERTIFIES THAT



is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

    ----------------     LINKABIT WIRELESS, INC.     ----------------

transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed and upon payment of any applicable taxes. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:




SECRETARY                    [SEAL]               CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                                          TRANSFER AGENT AND REGISTRAR

BY

                                         AUTHORIZED SIGNATURE

    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and a statement of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued shares. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM         --      as tenants in common           UNIF GIFT MIN ACT--       ................. Custodian .................
TEN ENT         --      as tenants by the entireties                                 (Cust)                      (Minor)
JT TEN          --      as joint tenants with right                              under Uniform Gifts to Minors
                        of survivorship and not as                               Act..........................................
                        tenants in common                                                     (State)
                                                       UNIF TRF MIN ACT --       .............Custodian until age.............
                                                                                 (Cust)
                                                                                 ......................under Uniform Transfers
                                                                                      (Minor)
                                                                                 to Minors Act ...............................
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________

___________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
               INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

                                             X  ________________________________

                                             X  ________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By:  __________________________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-18.

[SEAL]